GOODWILL	12 Months Ended
Dec. 31, 2025
Intangible assets and goodwill [abstract]
GOODWILL	GOODWILL
Goodwill of $1,181 million at December 31, 2025 (December 31, 2024 - $931 million) was primarily attributable to short-break destinations across the United Kingdom and Ireland of $812 million (December 31, 2024 - $754 million), a mixed-use asset in South Korea of $181 million (December 31, 2024 - $177 million), and European Hostels of $188 million (December 31, 2024 - nil). The partnership performs a goodwill impairment test annually by assessing if the carrying value of the cash-generating unit, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs to sell or the value in use.

The partnership tested goodwill and trademark assets recorded as an intangible asset (Refer to Note 10, Intangible Assets) for impairment as of December 31, 2025, primarily attributed to U.K. and Ireland Short Stay. The current year analysis for U.K. and Ireland Short Stay uses a 10-year cash flow projection with a 3.5% long-term growth rate used to extrapolate cash flows after the third year, a discount rate derived from a market-based-weighted-average cost of capital, and a terminal capitalization rate derived from a market-based EBITDA multiple. Based on the impairment test, no impairment was recorded as the recoverable amount of the cash-generating unit of $6,133 million (2024 - $5,615 million) exceeded the carrying value of the cash-generating unit of $4,907 million (2024 - $4,474 million). The recoverable amount was determined based on a value-in-use approach based on a terminal capitalization rate of 6.0% (2024 - 6.0%) and a discount rate of 11.2% (2024 - 11.4%). A discount rate of 13.4% (2024 - 13.5%), a long-term growth rate of (1.8)% (2024 - (2.5)%), or a terminal capitalization rate of 6.7% (2024 - 6.8%) used in the impairment analysis would eliminate the headroom between the recoverable amount and carrying value of the cash-generating unit.